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   NUMBER                                                              SHARES
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 SFTPA-00_                ORGANIZED UNDER THE LAWS OF THE          **_________**
                                 STATE OF MARYLAND


                            STARWOOD FINANCIAL TRUST

        SERIES A PREFERRED SHARES OF BENEFICIAL INTEREST, par value $0.01

                                                               See Reverse for
                                                             Certain Definitions


This is to  Certify  that __________________ is the owner of ___________________
__________________ fully paid and non-assessable shares of the above Trust transferable only on the books of the Trust by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Trust and the signatures of its duly authorized officers.

Dated December 15, 1998


/s/                                       /s/
Chief Financial Officer and Secretary     Chief Executive Officer and President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT -    Custodian
TEN ENT - as tenants by the entireties                          (Cust)   (Minor)
JT TEN  - as joint tenants with right of                     under Uniform Gifts
          survivorship and not as tenants                    to Minors Act
          in common                                          ___________________
          Additional abbreviations may also be used                (State)
          though not in the above list.


==========================BEGINNING OF RED HERRING==============================
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
==============================END OF RED HERRING================================


     For value received ____________ hereby sell, assign, and transfer unto (Please insert social security or other identifying number
 of assignee)
[                            ]
________________________________________________________________________________

________________________________________________________________________________
     (Please print or typewrite name and address including postal zip code of Assignee)

________________________________________________________________________________

________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney


to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:_______________________

In the presence of


______________________________          ________________________________________